                                                                 Exhibit 23.20


                                   [LETTERHEAD]

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 of Apartment Investment and Management Company (AIMCO) and the Joint Proxy Statement/Prospectus of AIMCO and NHP Incorporated (NHP) included therein, and to the incorporation by reference therein of our reports dated, as listed in Appendix 1, with respect to the audits of the Partnerships listed in Appendix 1 for the years ended December 31, 1995 and 1996, in AIMCO's Current Report on Form 8-K dated June 3, 1997, as amended, filed with the Securities and Exchange Commission.



/s/ ROBERT ERCOLINI & COMPANY LLP


Boston, Massachusetts
October 30, 1997

                                      APPENDIX 1



Year Ended December 31, 1995


PARTNERSHIP                                                  REPORT DATE
-----------                                               ------------------

2900 Van Ness Associates                                  March 1, 1996
7400 Roosevelt Investors                                  February 20, 1996
Ivanhoe Associates Limited Partnership and Monroeville    February 23, 1996
 Development Corporation
Ridge Carlton Associates Limited Partnership and          February 27, 1996
 Norco Associates
Norco Associates                                          February 27, 1996
Scotch Associates Limited Partnership and                 February 27, 1996
 Scotch Lane Associates
Scotch Lane Associates                                    February 27, 1996
Standart Woods Associates Limited Partnership             February 17, 1996


Year Ended December 31, 1996


PARTNERSHIP                                                  REPORT DATE
-----------                                               ------------------

2900 Van Ness Associates                                  February 12, 1997
7400 Roosevelt Investors                                  February 7, 1997
Fairfax Associates Limited Partnership                    March 3, 1997
Ivanhoe Associates Limited Partnership and Monroeville    February 3, 1997
 Development Corporation                                   (except as to Note 5,
                                                           which is as of
                                                           March 17, 1997)
Ridge Carlton Associates Limited Partnership and         January 28, 1997
 Norco Associates
Norco Associates                                         January 28, 1997
River Loft Associates Limited Partnership and            February 4, 1997
 River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership                February 4, 1997
Scotch Associates Limited Partnership and                January 31, 1997
 Scotch Lane Associates
Scotch Lane Associates                                   January 31, 1997
Standart Woods Associates Limited Partnership            February 18, 1997
Wyntre Brooke Associates                                 February 10, 1997

                                   [LETTERHEAD]

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 of Apartment Investment and Management Company (AIMCO) and the Joint Proxy Statement/Prospectus of AIMCO and NHP Incorporated (NHP) included therein, and to the incorporation by reference therein of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern) dated, as listed in Appendix 2, with respect to the audits of the Partnerships listed in Appendix 2 for the years ended December 31, 1995 and 1996, in AIMCO's Current Report on Form 8-K dated
June 3, 1997, as amended, filed with the Securities and Exchange Commission.



/s/ ROBERT ERCOLINI & COMPANY LLP


Boston, Massachusetts
October 30, 1997

                                      APPENDIX 2



Year Ended December 31, 1995
----------------------------


PARTNERSHIP                                                REPORT DATE
-----------                                            ------------------

Fairfax Associates Limited Partnership                 February 27, 1996
River Loft Associates Limited Partnership and          February 25, 1996
 River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership              February 25, 1996
West lake Arms Limited Partnership                     February 17, 1996
Wyntre Brook Associates                                February 17, 1996
                                                        (except as to Note 11,
                                                        which is as of
                                                        February 22, 1996)


Year Ended December 31, 1996
----------------------------


PARTNERSHIP                                                 REPORT DATE
-----------                                            -------------------

West Lake Arms Limited Partnership                     February 28, 1997
Greater Hartford Associates Limited                    February 22, 1997
 Partnership and Connecticut Colony Associates
 Limited Partnership
Connecticut Colony Associates Limited Partnership      February 22, 1997

                                   [LETTERHEAD]

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 of Apartment Investment and Management Company (AIMCO) and the Joint Proxy Statement/Prospectus of AIMCO and NHP Incorporated (NHP) included therein, and to the incorporation by reference therein of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph noting that the next remarketing date for the Bonds which finance the Project is to occur on April 1, 1997 at which date a deferred fee of $925,000 is payable to the issuer of the Letter of Credit that secures payments on the Bonds) dated, as listed in Appendix 3, with respect to the audits of the Partnerships listed in Appendix 3 for the years ended December 31, 1995, in AIMCO's Current Report on Form 8-K dated June 3, 1997, as amended, filed with the Securities and Exchange Commission.



/s/ ROBERT ERCOLINI & COMPANY LLP


Boston, Massachusetts
October 30, 1997

                                      APPENDIX 3



Year Ended December 31, 1995
----------------------------


PARTNERSHIP                                                  REPORT DATE
-----------                                               ------------------

Greater Hartford Associates Limited Partnership and       February 27, 1996
 Connecticut Colony Associates Limited Partnership         (except as to Note 6,
                                                           which is as of
                                                           April 12, 1996)
Connecticut Colony Associates Limited Partnershp          February 27, 1996
                                                           (except as to Note 6,
                                                           which is as of
                                                           April 12, 1996)